Execution Copy
___________________________________________

U-HAUL S FLEET, LLC,

2007 BE-1, LLC,

and

2007 BP-1, LLC,

as Co-Issuers

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

_____________________

SERIES 2007-1 SUPPLEMENT

dated as of June 1, 2007

to

CARGO VAN/PICK-UP TRUCK BASE INDENTURE

dated as of June 1, 2007

___________________________________________

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

ARTICLE II SERIES 2007-1 COLLECTIONS

Section 2.1 Interest Reserve Account
Section 2.2 DSCR Deficiency Account
Section 2.3 Pre-Funding Period Interest Deficiency Account
Section 2.4 Residual Loss Cash Trap Account
Section 2.5 Payment Account
Section 2.6 Investment of Funds in the Cargo Van/Pick-Up Truck Collection Account and the Cargo Van/Pick-Up Truck Purchase Account
Section 2.7 Deposits to the Interest Reserve Account, Cargo Van/Pick-Up Truck Collection Account, the Cargo Van/Pick-Up Truck Purchase Account and the Pre-Funding Period Interest Deficiency Account
Section 2.8 Cargo Van/Pick-Up Truck Purchase Account
Section 2.9 Withdrawals from the Interest Reserve Account; Demands on the Surety Bond; and Interest Shortfall Amount
Section 2.10 Monthly Application of Total Available Funds
Section 2.11 Payment of Monthly Interest Payment, Monthly Contingent Additional Interest Payment and Premium
Section 2.12 Payment of Note Principal
Section 2.13 Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment
Section 2.14 Trustee as Securities Intermediary

ARTICLE III RAPID AMORTIZATION EVENTS

ARTICLE IV FORM OF SERIES 2007-1 NOTES

Section 4.1 Initial Issuance of Series 2007-1 Notes
Section 4.2 Restricted Global Series 2007-1 Notes
Section 4.3 Temporary Global Series 2007-1 Notes; Permanent Global Series 2007-1 Notes
Section 4.4 Definitive Notes
Section 4.5 Transfer and Exchange
Section 4.6 Legending of Notes

ARTICLE V GENERAL

Section 5.1 Optional Prepayment
Section 5.2 Optional Prepayment of Permitted Notes
Section 5.3 Information
Section 5.4 Exhibits
Section 5.5 Ratification of the Base Indenture
Section 5.6 Counterparts

i

Section 5.7 Governing Law
Section 5.8 Amendments
Section 5.9 Discharge of the Indenture
Section 5.10 Notice to the Surety Provider and the Rating Agencies
Section 5.11 Surety Provider Deemed Enhancement Provider and Secured Party
Section 5.12 Third Party Beneficiary
Section 5.13 Effect of Payments by the Surety Provider
Section 5.14 Subrogation
Section 5.15 Prior Notice by Trustee to the Surety Provider
Section 5.16 Termination of Series Supplement
Section 5.17 Entire Agreement

ii

SERIES 2007-1 SUPPLEMENT, dated as of June 1, 2007 (this “Series Supplement”), among U-HAUL S FLEET, LLC, a special purpose limited liability company established under the laws of Nevada, 2007 BE-1, LLC, a special purpose limited liability company established under the laws of Nevada, and 2007 BP-1, LLC, a special purpose limited liability company established under the laws of Nevada, as co-issuers (each an “Issuer” and collectively, the “Issuers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”) and securities intermediary, to the Cargo Van/Pick-Up Truck Base Indenture, dated as of the date hereof, among the Issuers and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.4 and 13.1 of the Base Indenture provide, among other things, that the Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of a Series of Notes;

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2007-1 5.404% Cargo Van/Pick-Up Truck Asset Backed Notes. The Series 2007-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Series 2007-1 Notes shall be joint and several obligations of the Issuers.

The net proceeds from the sale of the Series 2007-1 Notes shall be applied in accordance with Section 2.7.

ARTICLE I

DEFINITIONS

(a)  All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Series Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2007-1 Notes and not to any other Series of Notes issued by any Issuer. In the event that a term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.

(b)  The following words and phrases shall have the following meanings with respect to the Series 2007-1 Notes:

“Additional Interest” is defined in Section 2.9(e).

“Affiliate Sale Truck” means, with respect to any Monthly Period, any cargo van or pick-up truck sold by an Affiliate of a Cargo Van/Pick-Up Truck SPV to a third party during such Monthly Period, which cargo van or pick-up truck was purchased by such Affiliate from a Cargo Van/Pick-Up Truck SPV pursuant to Section 4.3 of the SPV Fleet Owner Agreement solely to facilitate such sale to such third party; provided that, solely for purposes of calculating the Residual Loss Rate, (x) the Disposition Proceeds with respect to any such cargo van or pick-up truck shall equal the proceeds from such sale to such third party and (y) the Assumed Asset Value of any such cargo van or pick-up truck shall be calculated as if such cargo van or pick-up truck was owned by a Cargo Van/Pick-Up Truck SPV as of the date of such sale to such third party.

“Aggregate Note Balance” means, when used with respect to any date, an amount equal to the Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to the Series 2007-1 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Series 2007-1 Noteholders that have been rescinded or otherwise returned by the Series 2007-1 Noteholders for any reason.

“Applicable Procedures” is defined in Section 4.5(a)(iii).

“Available DSCR Deficiency Account Amount” means, as of any Payment Date, the amount on deposit in the DSCR Deficiency Account (after giving effect to any deposits thereto on such Payment Date).

“Available Funds” means, for any Payment Date, an amount equal to the sum of (a) Series 2007-1 Collections for such Payment Date and (b) any payments by any Permitted Note Issuance SPV pursuant to a Permitted Note Issuance SPV Limited Guarantee on such Payment Date in respect of the Series 2007-1 Notes or this Series Supplement.

“Available Interest Reserve Account Amount” means, as of any Payment Date, the amount on deposit in the Interest Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such Payment Date).

“Available Pre-Funding Period Interest Deficiency Account Amount” means, as of any Payment Date, the amount on deposit in the Pre-Funding Period Interest Deficiency Account.

“Available Residual Loss Cash Trap Account Amount” means, as of any Payment Date, the amount on deposit in the Residual Loss Cash Trap Account.

“Capped Trustee’s Expenses” means, (x) as of any Payment Date prior to the occurrence and continuation of a Rapid Amortization Event or Event of Default, the lesser of (i) the excess of $100,000 over the aggregate amount of fees, expenses and indemnities (other than the Trustee Fee) that have been paid to the Trustee pursuant to Section 2.10 on each preceding Payment Date in the same calendar year as such Payment Date and (ii) the sum of fees, expenses and indemnities (other than the Trustee Fee) payable to the Trustee under the Indenture as of such Payment Date and (y) as of any Payment Date following the occurrence and during the continuation of a Rapid Amortization Event or Event of Default, the lesser of (i) the excess of $500,000 over the aggregate amount of fees, expenses and indemnities (other than the Trustee Fee) that have been paid to the Trustee pursuant to Section 2.10 on each preceding Payment Date in the same calendar year as such Payment Date and (ii) the sum of fees, expenses and indemnities (other than the Trustee Fee) payable to the Trustee under the Indenture as of such Payment Date.

“Cash Collateral Amount” means, as of any date of determination, the Initial Cash Collateral Amount, plus the amount of each deposit made on or prior to such date to the Cargo Van/Pick-Up Truck Purchase Account pursuant to paragraph (ix) of Section 2.10, minus the amount of each withdrawal made on or prior to such date from the Cargo Van/Pick-Up Truck Purchase Account pursuant to Section 2.8(a) or Section 2.8(c).

“Contingent Additional Interest Shortfall Amount” is defined in Section 2.9(e).

“Controlling Party” means (i) so long as no Surety Default has occurred and is continuing, the Surety Provider and (ii) for so long as a Surety Default is continuing, the Required Noteholders.

“Cumulative Interest Reserve Account Withdrawal Amount” means, as of any Payment Date, the excess, if any, of (i) the sum of the amounts withdrawn from the Interest Reserve Account on each prior Payment Date pursuant to Section 2.9(a) over (ii) the sum of the amounts deposited into the Interest Reserve Account on each prior Payment Date pursuant to paragraph (viii) of Section 2.10.

“Deficiency” is defined in Section 2.9(a).

“DSCR Deficiency Account” is defined in Section 2.2(a).

“DSCR Deficiency Account Collateral” is defined in Section 2.2(d).

“DSCR Deficiency Event” means, as of any Determination Date on or after the fourth Determination Date after the Series 2007-1 Closing Date, that the Six-Month DSCR for such Determination Date is less than the Required Six-Month DSCR; provided that such DSCR Deficiency Event will continue to exist until the earlier of (i) the Determination Date on which the Six-Month DSCR and the Six-Month DSCR for the two preceding Determination Dates each exceed the Required Six-Month DSCR with respect to each such Determination Date and (ii) the Determination Date on which (x) the Six-Month DSCR exceeds the Required Six-Month DSCR and (y) the One-Month DSCR exceeds 1.7.

“Excess Pre-Funding Period Interest Deficiency Account Amount” means, as of any Payment Date, the excess, if any, of (x) the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date (after giving effect to the withdrawal of the Pre-Funding Period Interest Deficiency Amount on such Payment Date) over (y) the Required Pre-Funding Period Interest Deficiency Account Amount for such Payment Date.

“Excess Residual Loss Cash Trap Account Amount” is defined in Section 2.4(e).

“Financial Assets” is defined in Section 2.14(b)(i).

“Funded Truck” means any Cargo Van or Pick-Up Truck listed on Schedule 2.7(a) or any Cargo Van or Pick-Up Truck funded on a Funding Date pursuant to Section 2.8(a).

“Funding Date” means any date during the Series 2007-1 Revolving Period on which funds are released from the Cargo Van/Pick-Up Truck Purchase Account in order to fund the acquisition of a Cargo Van or Pick-Up Truck by a Cargo Van/Pick-Up Truck SPV pursuant to Section 2.8(a).

“Funding Percentage” means, for any Determination Date, the percentage equivalent of a fraction, (i) the numerator of which is equal to the Pre-Funded Amount as of the last day of the Related Monthly Period (after giving effect to any deposits into and withdrawals from the Cargo Van/Pick-Up Truck Purchase Account on such date) (or, in the case of the initial Determination Date following the Series 2007-1 Closing Date, the Initial Cash Collateral Amount), and (ii) the denominator of which is equal to the Discounted Aggregate Asset Amount as of the immediately preceding Determination Date (or, in the case of the initial Determination Date following the Series 2007-1 Closing Date, as of the Series 2007-1 Closing Date).

“Initial Aggregate Note Balance” means the aggregate initial principal amount of the Series 2007-1 Notes, which is $86,600,000.

“Initial Cash Collateral Amount” means $51,817,752.

“Initial Pre-Funding Period Interest Deficiency Account Amount” means $148,337.

“Insurance Agreement” means the Insurance Agreement, dated as of the date hereof, among the Surety Provider, the Trustee, UHI, the Nominee Titleholder and each Issuer.

“Insured Obligations” is defined in the Surety Bond.

“Interest Reserve Account” is defined in Section 2.1(a).

“Interest Reserve Account Collateral” is defined in Section 2.1(d).

“Interest Reserve Account Surplus” means, as of any Payment Date, (i) the excess, if any, of the Available Interest Reserve Account Amount over the Required Interest Reserve Account Amount or (ii) following the occurrence of an Event of Default or a Rapid Amortization Event, zero.

“Interest Shortfall Amount” is defined in Section 2.9(e).

“Maximum Cash Collateral Amount” means, as of any Determination Date, the product of (x) 20% and (y) the Aggregate Asset Amount as of such Determination Date.

“Maximum Pre-Funding Period Interest Deficiency Account Amount” means, for any Payment Date, the product of (a) the excess of (i) the Series 2007-1 Note Rate over (ii) 4.50%, (b) the Pre-Funded Amount as of the last day of the Related Monthly Period and (c) a fraction, the numerator of which is the number of months from such Payment Date to the September 2007 Payment Date and the denominator of which is 12.

“Maximum Residual Loss Cash Trap Account Amount” means, as of any Residual Loss Cash Trap Payment Date, the product of (i) the Residual Loss Rate with respect to the immediately preceding Residual Loss Test Determination Date and (ii) the Aggregate Assumed Asset Value as of the immediately preceding Determination Date.

“Monthly Advance Reimbursement Amount” means, for any Payment Date, the excess of (i) the aggregate amount of Monthly Advances made by the Fleet Manager prior to such Payment Date over (ii) the aggregate amount of payments made to the Fleet Manager pursuant to paragraph (i) of Section 2.10 prior to such Payment Date.

“Monthly Contingent Additional Interest Payment” is defined in clause (2) of paragraph (xiv) of Section 2.10.

“Monthly Interest Payment” is defined in paragraph (iv) of Section 2.10.

“Optional Prepayment Amount” means, on any Payment Date, the principal amount of the Series 2007-1 Notes being prepaid on such Payment Date pursuant to Section 5.1.

“Optional Prepayment Premium” means, with respect to any Optional Prepayment Amount on any Prepayment Date, the excess, if any, of (a) the Present Value, as of such Prepayment Date, of such Optional Prepayment Amount over (b) such Optional Prepayment Amount.

“Outstanding” means with respect to the Series 2007-1 Notes, all Series 2007-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Payment Account and are available for payment of such Series 2007-1 Notes, (c) Series 2007-1 Notes which are considered paid pursuant to Section 12.1 of the Base Indenture or (d) Series 2007-1 Notes in exchange for or in lieu of other Series 2007-1 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2007-1 Notes are held by a purchaser for value; provided, however that any Series 2007-1 Notes the principal of which has been paid by the Surety Provider shall be deemed to be Outstanding.

“Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Initial Aggregate Note Balance minus (b) the amount of principal payments made to Series 2007-1 Noteholders on or prior to such date.

“Partial Amortization Amount” is defined in Section 2.8(c).

“Partial Amortization Amount Premium” means, with respect to any Partial Amortization Amount on any Prepayment Date, the excess, if any, of (a) the Present Value, as of such Prepayment Date, of such Partial Amortization Amount over (b) such Partial Amortization Amount.

“Payment Account” is defined in Section 2.5(a).

“Payment Account Collateral” is defined in Section 2.5(b).

“Permanent Global Series 2007-1 Note” is defined in Section 4.3.

“Pre-Funded Amount” means, as of any date of determination during the Pre-Funding Period, the Initial Cash Collateral Amount minus the amount of each withdrawal made on or prior to such date from the Cargo Van/Pick-Up Truck Purchase Account pursuant to Section 2.9(a).

“Pre-Funding Period” means the period beginning on and including the Series 2007-1 Closing Date and ending on the first to occur of (a) the Payment Date on which the Pre-Funded Amount is not greater than $10,000, (b) the date on which a Rapid Amortization Event occurs and (c) the close of business on the September 2007 Payment Date.

“Pre-Funding Period Interest Deficiency Account” is defined in Section 2.3(a).

“Pre-Funding Period Interest Deficiency Account Collateral” is defined in Section 2.3(d).

“Pre-Funding Period Interest Deficiency Amount” means, for any Payment Date during the Pre-Funding Period, the excess, if any, of (a) the product of (i) Series 2007-1 Monthly Interest for such Payment Date and (ii) the Funding Percentage for the Determination Date with respect to such Payment Date, over (b) the portion of the Investment Income during the Related Monthly Period attributable to the Cargo Van/Pick-Up Truck Purchase Account.

“Prepayment Amount” means an Optional Prepayment Amount or a Partial Amortization Amount.

“Prepayment Date” means any Payment Date on which a Prepayment Amount is being paid to the Series 2007-1 Noteholders pursuant to Section 2.8(c) or Section 5.1.

“Prepayment Period” means, with respect to any Prepayment Date, the number of full months from such Prepayment Date to the February 2010 Payment Date.

“Present Value” means, with respect to any Prepayment Amount as of any Prepayment Date, the present value, as of such Prepayment Date, of such Prepayment Amount and the amount of interest that would have been payable thereon on each subsequent Payment Date after such Prepayment Date through the February 2010 Payment Date as if such Prepayment Amount were fully repaid on such date, with such present value being computed using a discount rate equal to (i) if the Prepayment Period with respect to such Prepayment Date is 24 months or more, the Swap Rate or (ii) if such Prepayment Period is less than 24 months, the

EDSF Rate, in each case corresponding to such Prepayment Period (which discount rate may be determined by interpolating between two Swap Rates, two EDSF Rates or a Swap Rate and an EDSF Rate, as applicable).

“Qualified Institutional Buyer” is defined in Section 4.1.

“Regulation S” is defined in Section 4.1.

“Required Interest Reserve Account Amount” means, as of any Payment Date, an amount equal to the greater of (i) the excess of (a) the product of (x) six and (y) the sum of (1) the product of (A) one-twelfth of the Series 2007-1 Note Rate and (B) the Aggregate Note Balance as of such Payment Date, after giving effect to any principal payments to be made on such date and (2) the product of (A) one-twelfth of 0.05% and (B) the Aggregate Assumed Asset Value as of the immediately preceding Determination Date over (b) the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date, after giving effect to any withdrawals from the Pre-Funding Period Interest Deficiency Account on such Payment Date and (ii) $1,174,644.

“Required Payment” means, with respect to any Payment Date, the sum of the amounts distributable on such Payment Date described in paragraphs (i) through (iv) of Section 2.10.

“Required Pre-Funding Period Interest Deficiency Account Amount” means, for any Payment Date during the Pre-Funding Period, an amount equal to the lesser of (a) the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date (after giving effect to the withdrawal of the Pre-Funding Period Interest Deficiency Amount on such Payment Date) and (b) the Maximum Pre-Funding Period Interest Deficiency Account Amount for such Payment Date.

“Required Six-Month DSCR” means (i) with respect to the fourth and fifth Determination Dates following the Series 2007-1 Closing Date, 1.10 and (ii) with respect to each Determination Date thereafter, 1.25.

“Residual Loss Cash Trap Account” is defined in Section 2.4(a).

“Residual Loss Cash Trap Account Collateral” is defined is Section 2.4(d).

“Residual Loss Cash Trap Amount” means, as of any Residual Loss Cash Trap Payment Date, an amount equal to the excess of (i) the Maximum Residual Loss Cash Trap Account Amount as of such Residual Loss Cash Trap Payment Date over (ii) the Available Residual Loss Cash Trap Account Amount as of such Residual Loss Trap Payment Date (without giving effect to any deposits thereto on such Payment Date).

“Residual Loss Cash Trap Payment Date” means the Related Payment Date with respect to any Residual Loss Test Determination Date on which the Residual Loss Rate is greater than zero, and each of the five succeeding Payment Dates thereafter.

“Residual Loss Rate” means, with respect to any Residual Loss Determination Date, an amount (not less than zero) equal to (i) 100% minus (ii) a fraction, expressed as a percentage (rounded to the nearest basis point), (x) the numerator of which is the sum of the Disposition Proceeds with respect to all Residual Loss Test Trucks with respect to such Residual Loss Test Determination Date, and (y) the denominator of which is the sum of the Assumed Asset Values of each such Residual Loss Test Truck as of the Determination Date immediately preceding the Disposition Date with respect to each such Residual Loss Test Truck (or, if such Disposition Date was a Determination Date, the Assumed Asset Value of such Residual Loss Truck as of such Determination Date).

“Residual Loss Test Determination Date” means the third Determination Date following the Effective Date and each third Determination Date during the Series 2007-1 Revolving Period thereafter; provided, however, that such Determination Date shall not be a Residual Loss Determination Date unless the aggregate number of Cargo Vans and Pick-Up Trucks sold or otherwise disposed of pursuant to Section IV of the SPV Fleet Owner Agreement to parties other than Affiliates during the three Monthly Periods preceding such Determination Date (including any Affiliate Sale Trucks with respect to such Monthly Periods) is equal to or greater than 300.

“Residual Loss Test Trucks” means, collectively, with respect to any Residual Loss Test Determination Date, all Cargo Vans and Pick-Up Trucks sold or otherwise disposed of to parties other than an Affiliate of a Cargo Van/Pick-Up Truck SPV pursuant to Section IV of the SPV Fleet Owner Agreement during the three Monthly Periods immediately preceding such Residual Loss Determination Date, including any Affiliate Sale Trucks with respect to such Monthly Periods.

“Restricted Global Series 2007-1 Note” is defined in Section 4.2.

“Restricted Period” means the period commencing on the Series 2007-1 Closing Date and ending on the 40th day after the Series 2007-1 Closing Date.

“Rule 144A” is defined in Section 4.1.

“Series Supplement” is defined in the preamble hereto.

“Series 2007-1 Accounts” means each of the Payment Account, the DSCR Deficiency Account, the Pre-Funding Period Interest Deficiency Account, the Interest Reserve Account and the Residual Loss Cash Trap Account.

“Series 2007-1 Adjusted Monthly Interest” means (a) for the initial Payment Date, an amount equal to $701,979.60 and (b) for any other Payment Date, the sum of (i) an amount equal to the product of (1) one-twelfth of the Series 2007-1 Note Rate and (2) the Outstanding Principal Amount on the immediately preceding Payment Date and (ii) any amount described in clause (b)(i) with respect to a prior Payment Date that remains unpaid as of such Payment Date (together with any accrued interest on such amount).

“Series 2007-1 Anticipated Repayment Date” means the May 2010 Payment Date.

“Series 2007-1 Closing Date” means June 1, 2007.

“Series 2007-1 Collateral” means the Collateral, the Payment Account Collateral, the DSCR Deficiency Account Collateral, the Pre-Funding Period Interest Deficiency Account Collateral and the Interest Reserve Account Collateral.

“Series 2007-1 Collections” means, for each Payment Date, an amount equal to the sum of:

(a) an amount equal to (i) the Weekly Fleet Owner Payments deposited into the Cargo Van/Pick-Up Truck Collection Account during the Related Monthly Period, plus (ii) the Monthly Fleet Owner Payment deposited into the Cargo Van/Pick-Up Truck Collection Account on the Monthly Fleet Owner Payment Date immediately preceding such Payment Date, minus (iii) the Monthly Fleet Manager Excess Amount, if any, as of the Monthly Fleet Owner Payment Date immediately preceding such Payment Date, plus (iv) based on the Monthly Noteholders’ Statement as of the immediately preceding Determination Date with respect to the Series 2007-1 Notes, the Monthly Advance, if any, deposited into the Cargo Van/Pick-Up Truck Collection Account on such Payment Date, plus (v) any Disposition Proceeds deposited into the Cargo Van/Pick-Up Truck Collection Account during the Related Monthly Period, plus (vi) any other Collections deposited into the Cargo Van/Pick-Up Truck Collection Account during the Related Monthly Period;

(b) the Pre-Funding Period Interest Deficiency Amount for such Payment Date; and

(c) the Investment Income during the Related Monthly Period.

“Series 2007-1 Contingent Additional Interest Note Rate” means, for any Payment Date occurring on or after the Series 2007-1 Anticipated Repayment Date, a rate per annum equal to the greater of (i) 0.25% and (ii) the excess, if any, of (x) the sum of (1) the two-year Swap Rate as of the Determination Date immediately preceding the Series 2007-1 Anticipated Repayment Date, (2) 0.22% and (3) 0.25% over (y) the Series 2007-1 Note Rate.

“Series 2007-1 Contingent Additional Monthly Interest” means, for any Payment Date occurring after the Series 2007-1 Anticipated Repayment Date, an amount equal to the product of (A) the Aggregate Note Balance on the immediately preceding Payment Date, after giving effect to any principal payments made on such date, and (B) one-twelfth of the Series 2007-1 Contingent Additional Interest Note Rate for the immediately preceding Payment Date.

“Series 2007-1 Legal Final Maturity Date” means the May 2012 Payment Date.

“Series 2007-1 Monthly Interest” means, for (i) the initial Payment Date, $701,979.60, and (ii) any other Payment Date, an amount equal to the product of (A) the Aggregate Note Balance on the immediately preceding Payment Date, after giving effect to any principal payments made on such date, and (B) one-twelfth of the Series 2007-1 Note Rate.

“Series 2007-1 Note Owner” means each Note Owner with respect to a Series 2007-1 Note.

“Series 2007-1 Note Rate” means 5.404% per annum.

“Series 2007-1 Noteholder” means the Person in whose name a Series 2007-1 Note is registered in the Note Register.

“Series 2007-1 Notes” means any one of the Series 2007-1 5.404% Cargo Van/Pick-Up Truck Asset Backed Notes, executed by each Issuer and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3.

“Series 2007-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which a Rapid Amortization Event is deemed to have occurred and ending upon the earlier to occur of (i) the date on which the Series 2007-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due and (ii) the termination of the Indenture.

“Series 2007-1 Record Date” means, with respect to any Payment Date, the last day of the Related Monthly Period.

“Series 2007-1 Revolving Period” means the period beginning on and including the Series 2007-1 Closing Date and ending on the earliest to occur of (i) the date on which a Rapid Amortization Event occurs, (ii) the date on which the Series 2007-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due and (iii) the termination of the Indenture.

“Surety Bond” means the Note Guaranty Insurance Policy No. AB1084BE, dated the date hereof, issued by the Surety Provider.

“Surety Default” means (i) any continuing failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond within three Business Days after due thereunder or (ii) the occurrence and continuance of an Event of Bankruptcy with respect to the Surety Provider.

“Surety Provider” means Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation.

“Surety Provider Fee” means, as of any date of determination, the “Premium” as defined in the Insurance Agreement plus, without duplication, any such “Premium” that is accrued and unpaid as of such date.

“Surety Provider Fee Letter” means the letter agreement dated as of the date hereof, among UHI, USF and the Surety Provider in connection with the Insurance Agreement, as amended, supplemented or otherwise modified from time to time.

“Surety Provider Reimbursement Amounts” means, as of any date of determination, the sum of (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement or the Surety Provider Fee Letter.

“Temporary Global Series 2007-1 Note” is defined in Section 4.3.

“Total Available Funds” means, for any Payment Date, an amount equal to the sum of (a) Available Funds for such Payment Date and (b) any amounts withdrawn from the Interest Reserve Account and deposited into the Cargo Van/Pick-Up Truck Collection Account on such Payment Date pursuant to Section 2.9(a) or Section 2.9(b).

(c)  Any amounts calculated by reference to the Aggregate Note Balance on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the Series 2007-1 Noteholders on such date.

ARTICLE II

SERIES 2007-1 COLLECTIONS

With respect to the Series 2007-1 Notes, the following shall apply:

Section 2.1   Interest Reserve Account

. (a) Establishment of the Interest Reserve Account. The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2007-1 Noteholders and the Surety Provider, an account (the “Interest Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Noteholders and the Surety Provider. The Interest Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and the Surety Provider and establish a new Interest Reserve Account that is an Eligible Deposit Account. If the Trustee establishes a new Interest Reserve Account, it shall transfer all cash and investments from the non-qualifying Interest Reserve Account into the new Interest Reserve Account. Initially, the Interest Reserve Account will be established with U.S. Bank National Association.

(b)  Administration of the Interest Reserve Account. USF shall instruct in writing the institution maintaining the Interest Reserve Account to invest funds on deposit in the Interest Reserve Account from time to time in Permitted Investments (by standing instructions or otherwise); provided, however, that any such investment shall mature or be payable or redeemable upon demand not later than the Business Day prior to the Payment Date following the date on which such funds were received and such funds shall be available for withdrawal on such Payment Date. USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. With respect to any Permitted

Investments in which funds on deposit in the Interest Reserve Account are invested pursuant to this Section 2.1(b), except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Controlling Party shall have such rights in accordance with the provisions of Article 9 of the 2007-1 Base Indenture. In the absence of written investment instructions hereunder, funds on deposit in the Interest Reserve Account shall be invested at the written direction of the Controlling Party, or if the Controlling Party gives no such direction, shall remain uninvested.

(c)  Earnings from the Interest Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Interest Reserve Account shall be deemed to be on deposit therein and available for distribution pursuant to Section 2.9.

(d)  Interest Reserve Account Constitutes Additional Collateral for Series 2007-1 Notes. In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2007-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2007-1 Noteholders and the Surety Provider, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Interest Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Interest Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Interest Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Interest Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Interest Reserve Account Collateral”).

(e)  Interest Reserve Account Surplus. In the event that the Interest Reserve Account Surplus on any Payment Date, after giving effect to all withdrawals from the Interest Reserve Account, is greater than zero, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Interest Reserve Account an amount equal to the Interest Reserve Account Surplus and shall pay such amount at the direction of the Issuers.

(f)  Termination of the Interest Reserve Account. Upon the termination of the Indenture pursuant to Section 12.1 of the Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Interest Reserve Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Interest Reserve Account all amounts on deposit therein for payment at the direction of the Issuers.

Section 2.2   DSCR Deficiency Account. (a) Establishment of the DSCR Deficiency Account. The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2007-1 Noteholders and the Surety Provider, an account (the “DSCR Deficiency Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Noteholders and the Surety Provider. The DSCR Deficiency Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and the Surety Provider and establish a new DSCR Deficiency Account that is an Eligible Deposit Account. If the Trustee establishes a new DSCR Deficiency Account, it shall transfer all cash and investments from the non-qualifying DSCR Deficiency Account into the new DSCR Deficiency Account. Initially, the DSCR Deficiency Account will be established with U.S. Bank National Association.

(b)  Administration of the DSCR Deficiency Account. USF shall instruct in writing the institution maintaining the DSCR Deficiency Account to invest funds on deposit in the DSCR Deficiency Account from time to time in Permitted Investments (by standing instruction or otherwise); provided, however, that any such investment shall mature or be payable or redeemable upon demand not later than the Business Day prior to the Payment Date following the date on which such funds were received and such funds shall be available for withdrawal on such Payment Date. USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. With respect to any Permitted Investments in which funds on deposit in the DSCR Deficiency Account are invested pursuant to this Section 2.2(b), except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Controlling Party shall have such rights in accordance with the provisions of Article 9 of the Base Indenture. In the absence of written investment instructions hereunder, funds on deposit in the DSCR Deficiency Account shall be invested at the written direction of the Controlling Party, or if the Controlling Party gives no such direction, shall remain uninvested.

(c)  Earnings from the DSCR Deficiency Account as Collections. On each Payment Date, the Administrator will instruct the Trustee in writing pursuant to the Administration Agreement to, and the Trustee shall, withdraw from the DSCR Deficiency Account an amount equal to the Investment Income during the Related Monthly Period attributable to the DSCR Deficiency Account and deposit such amount in the Cargo Van/Pick-Up Truck Collection Account and treat such amounts as part of the Series 2007-1 Collections for such Payment Date.

(d)  DSCR Deficiency Account Constitutes Additional Collateral for Series 2007-1 Notes. In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2007-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2007-1 Noteholders and the Surety Provider, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the DSCR Deficiency Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the DSCR Deficiency Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the DSCR Deficiency Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the DSCR Deficiency Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “DSCR Deficiency Account Collateral”).

(e)  Withdrawals from the DSCR Deficiency Account. On the first Payment Date after the occurrence of a Rapid Amortization Event (so long as such Rapid Amortization Event is still continuing on such Payment Date), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the DSCR Deficiency Account an amount equal to the Available DSCR Deficiency Account Amount for such Payment Date, and deposit such amount in the Payment Account to be applied to pay the principal of the Series 2007-1 Notes pursuant to Section 2.12. Subject to the foregoing, if on any Determination Date after the occurrence of a DSCR Deficiency Event such DSCR Deficiency Event no longer exists, on the Related Payment Date the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the DSCR Deficiency Account an amount equal to the Available DSCR Deficiency Account Amount for such Payment Date for payment at the direction of the Issuers.

(f)  Termination of the DSCR Deficiency Account. Upon the termination of the Indenture pursuant to Section 12.1 of the Base Indenture, after the prior payment of all amounts owing to any Person and payable from the DSCR Deficiency Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the DSCR Deficiency Account all amounts on deposit therein for payment at the direction of the Issuers.

Section 2.3   Pre-Funding Period Interest Deficiency Account. (a) Establishment of the Pre-Funding Period Interest Deficiency Account. The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2007-1 Noteholders and the Surety Provider, an account (the “Pre-Funding Period Interest Deficiency Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Noteholders and the Surety Provider. The Pre-Funding Period Interest Deficiency Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and the Surety Provider and establish a new Pre-Funding Period Interest Deficiency Account that is an Eligible Deposit Account. If the Trustee establishes a new Pre-Funding Period Interest Deficiency Account, it shall transfer all cash and investments from the non-qualifying Pre-Funding Period Interest Deficiency Account into the new Pre-Funding Period Interest Deficiency Account. Initially, the

Pre-Funding Period Interest Deficiency Account will be established with U.S. Bank National Association.

(b)  Administration of the Pre-Funding Period Interest Deficiency Account. USF shall instruct in writing the institution maintaining the Pre-Funding Period Interest Deficiency Account to invest funds on deposit in the Pre-Funding Period Interest Deficiency Account from time to time in Permitted Investments (by standing instructions or otherwise); provided, however, that any such investment shall mature or be payable or redeemable upon demand not later than the Business Day prior to the Payment Date following the date on which such funds were received and such funds shall be available for withdrawal on such Payment Date. USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. With respect to any Permitted Investments in which funds on deposit in the Pre-Funding Period Interest Deficiency Account are invested pursuant to this Section 2.3(b), except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Controlling Party shall have such rights in accordance with the provisions of Article 9 of the Base Indenture. In the absence of written investment instructions hereunder, funds on deposit in the Pre-Funding Period Interest Deficiency Account shall be invested at the written direction of the Controlling Party, or if the Controlling Party gives no such direction, shall remain uninvested.

(c)  Earnings from the Pre-Funding Period Interest Deficiency Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Pre-Funding Period Interest Deficiency Account shall be deemed to be on deposit therein and available for distribution.

(d)  Pre-Funding Period Interest Deficiency Account Constitutes Additional Collateral for Series 2007-1 Notes. In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2007-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2007-1 Noteholders and the Surety Provider, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Pre-Funding Period Interest Deficiency Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Pre-Funding Period Interest Deficiency Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Pre-Funding Period Interest Deficiency Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pre-Funding Period Interest Deficiency Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Pre-Funding Period Interest Deficiency Account Collateral”).

(e)  Withdrawals from the Pre-Funding Period Interest Deficiency Account. On each Payment Date during the Pre-Funding Period, including the Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Payment Date, on the first Payment Date following the end of the Pre-Funding Period), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, (i) withdraw from the Pre-Funding Period Interest Deficiency Account an amount equal to the Pre-Funding Period Interest Deficiency Amount for such Payment Date and deposit such amount in the Cargo Van/Pick-Up Truck Collection Account and (ii) withdraw from the Pre-Funding Period Interest Deficiency Account an amount equal to the Excess Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date and (A) deposit in the Interest Reserve Account a portion of such amount equal to the lesser of (1) such Excess Pre-Funding Period Interest Deficiency Account Amount and (2) the excess, if any, of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount as of such Payment Date and (B) pay the remainder of such Excess Pre-Funding Period Interest Deficiency Account Amount, if any, to the order of the Issuers. On the first Payment Date after the Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Payment Date, on the second Payment Date following the end of the Pre-Funding Period), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Pre-Funding Period Interest Deficiency Account an amount equal to the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date and (A) deposit in the Interest Reserve Account a portion of such amount equal to the lesser of (1) such Available Pre-Funding Period Interest Deficiency Account Amount and (2) the excess, if any, of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount as of such Payment Date and (B) pay the remainder of such Available Pre-Funding Period Interest Deficiency Account Amount to the order of the Issuers.

(f)  Termination of the Pre-Funding Period Interest Deficiency Account. Upon the termination of the Indenture pursuant to Section 12.1 of the Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Pre-Funding Period Interest Deficiency Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Pre-Funding Period Interest Deficiency Account all amounts on deposit therein for payment at the direction of the Issuers. Upon the earlier of (i) the end of the Pre-Funding Period and (ii) the termination of the Indenture pursuant to Section 12.1 of the Base Indenture and, in each case, the payment of all funds on deposit in the Pre-Funding Period Interest Deficiency Account pursuant to the terms hereof, the Trustee shall terminate the Pre-Funding Period Interest Deficiency Account.

Section 2.4   Residual Loss Cash Trap Account. (a) Establishment of the Residual Loss Cash Trap Account. The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2007-1 Noteholders and the Surety Provider, an account (the “Residual Loss Cash Trap Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Noteholders and the Surety Provider. The Residual Loss Cash Trap Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the

Issuers and the Surety Provider and establish a new Residual Loss Cash Trap Account that is an Eligible Deposit Account. If the Trustee establishes a new Residual Loss Cash Trap Account, it shall transfer all cash and investments from the non-qualifying Residual Loss Cash Trap Account into the new Residual Loss Cash Trap Account. Initially, the Residual Loss Cash Trap Account will be established with U.S. Bank National Association.

(b)  Administration of the Residual Loss Cash Trap Account. USF shall instruct in writing the institution maintaining the Residual Loss Cash Trap Account to invest funds on deposit in the Residual Loss Cash Trap Account from time to time in Permitted Investments (by standing instructions or otherwise); provided, however, that any such investment shall mature or be payable or redeemable upon demand not later than the Business Day prior to the Payment Date following the date on which such funds were received and such funds shall be available for withdrawal on such Payment Date. USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. With respect to any Permitted Investments in which funds on deposit in the Residual Loss Cash Trap Account are invested pursuant to this Section 2.4(b), except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Controlling Party shall have such rights in accordance with the provisions of Article 9 of the Base Indenture. In the absence of written investment instructions hereunder, funds on deposit in the Residual Loss Cash Trap Account shall be invested at the written direction of the Controlling Party, or if the Controlling Party gives no such direction, shall remain uninvested.

(c)  Earnings from the Residual Loss Cash Trap Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Residual Loss Cash Trap Account shall be deemed to be on deposit therein and available for distribution.

(d)  Residual Loss Cash Trap Account Constitutes Additional Collateral for Series 2007-1 Notes. In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2007-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2007-1 Noteholders and the Surety Provider, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Residual Loss Cash Trap Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Residual Loss Cash Trap Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Residual Loss Cash Trap Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Residual Loss Cash Trap Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Residual Loss Cash Trap Account Collateral”).

(e)  Withdrawals from the Residual Loss Cash Trap Account. On the first Payment Date following the occurrence and during the continuance of a Rapid Amortization Event, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Residual Loss Cash Trap Account an amount equal to the Available Residual Loss Cash Trap Amount and deposit such amount in the Payment Account to be applied to pay the principal of the Series 2007-1 Notes pursuant to Section 2.12. On each Payment Date during the Series 2007-1 Revolving Period immediately following a Residual Loss Test Determination Date with respect to which the Residual Loss Rate was zero, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Residual Loss Cash Trap Account an amount equal to (x) if the Administrator determines that the sum of the amounts payable pursuant to paragraphs (xiv), (xv) and (xvi) of Section 2.10 on such Payment Date exceeds the amount of Total Available Funds on such Payment Date available to pay such amounts, the lesser of (i) such excess and (ii) the Available Residual Loss Cash Trap Account Amount, and deposit such amount in the Payment Account for payment of such amounts payable pursuant to paragraphs (xiv), (xv) and (xvi) of Section 2.10, and (y) any remaining amounts on deposit in the Residual Loss Cash Trap Account for payment at the order of the Issuers. On each Residual Loss Cash Trap Payment Date during the Series 2007-1 Revolving Period, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Residual Loss Cash Trap Account an amount equal to excess, if any, of (i) the Available Residual Loss Cash Trap Account Amount (after giving effect to any deposits thereto on such Residual Loss Cash Trap Payment Date) over (ii) the Maximum Residual Loss Cash Trap Account Amount as of such Residual Loss Cash Trap Payment Date (such excess, the “Excess Residual Loss Cash Trap Account Amount”), and (x) if the Administrator determines that the sum of the amounts payable pursuant to paragraphs (xiv), (xv) and (xvi) of Section 2.10 on such Payment Date exceeds the amount of Total Available Funds on such Payment Date available to pay such amounts, deposit the lesser of (i) such excess and (ii) the Excess Residual Loss Cash Trap Account Amount in the Payment Account for payment of such amounts payable pursuant to paragraphs (xiv), (xv) and (xvi) of Section 2.10, and (y) pay the remainder, if any, of the Excess Residual Loss Cash Trap Account Amount at the order of the Issuers.

(f)  Termination of the Residual Loss Cash Trap Account. Upon the termination of the Indenture pursuant to Section 12.1 of the Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Residual Loss Cash Trap Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Residual Loss Cash Trap Account all amounts on deposit therein for payment at the direction of the Issuers.

Section 2.5   Payment Account. (a) Establishment of the Payment Account. The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2007-1 Noteholders and the Surety Provider, an account (the “Payment Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Noteholders and the Surety Provider. The Payment Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and the Surety Provider and establish a new Payment Account that is an Eligible Deposit Account. If the Trustee establishes a new Payment Account, it shall transfer all cash and investments from the non-qualifying Payment Account into the new Payment Account. Initially, the Payment Account will be established with U.S. Bank National Association. Funds on deposit in the Payment Account shall remain uninvested.

(b)  Payment Account Constitutes Additional Collateral for Series 2007-1 Notes. In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2007-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2007-1 Noteholders and the Surety Provider, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Payment Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Payment Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Payment Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Payment Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Payment Account Collateral”).

(c)  Termination of the Payment Account. Upon the termination of the Indenture pursuant to Section 12.1 of the Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Payment Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Payment Account all amounts on deposit therein for payment at the direction of the Issuers.

Section 2.6   Investment of Funds in the Cargo Van/Pick-Up Truck Collection Account and the Cargo Van/Pick-Up Truck Purchase Account. USF shall instruct the institutions maintaining the Cargo Van/Pick-Up Truck Collection Account and the Cargo Van/Pick-Up Truck Purchase Account in writing to invest funds on deposit therein at all times in Permitted Investments selected by USF (by standing instructions or otherwise). Amounts on deposit and available for investment in the Cargo Van/Pick-Up Truck Purchase Account shall be invested by the Trustee at the written direction of USF in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof on or prior to the next Business Day. Amounts on deposit and available for investment in the Cargo Van/Pick-Up Truck Collection Account shall be invested by the Trustee at the written direction of USF in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day prior to the Payment Date following the date on which such amounts were deposited into the Cargo Van/Pick-Up Truck Collection Account and such funds shall be available for withdrawal on such Payment Date. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Cargo Van/Pick-Up Truck Purchase Account shall be deposited in the Cargo Van/Pick-Up Truck Collection Account and treated as Series 2007-1 Collections for such Payment Date. USF shall not direct the Trustee to dispose of (or permit the disposal of) any

Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investments. With respect to any Permitted Investments in which funds on deposit in the Cargo Van/Pick-Up Truck Collection Account or Cargo Van/Pick-Up Truck Purchase Account are invested pursuant to this Section 2.6, except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Controlling Party shall have such rights in accordance with the provisions of Article 9 of the Base Indenture.

Section 2.7   Deposits to the Interest Reserve Account, Cargo Van/Pick-Up Truck Collection Account, the Cargo Van/Pick-Up Truck Purchase Account and the Pre-Funding Period Interest Deficiency Account. (a) On the Series 2007-1 Closing Date, the Trustee shall deposit (i) $1,026,307 of the net proceeds from the sale of the Series 2007-1 Notes in the Interest Reserve Account, (ii) an amount of the net proceeds from the sale of the Series 2007-1 Notes equal to the Initial Pre-Funding Period Interest Deficiency Account Amount in the Pre-Funding Period Interest Deficiency Account and (iii) the remainder of the net proceeds from the sale of the Series 2007-1 Notes in the Cargo Van/Pick-Up Truck Purchase Account, to be paid in accordance with the following sentence and the terms of Section 2.8. On the Series 2007-1 Closing Date, $32,000,330.66 of the net proceeds from the sale of the Series 2007-1 Notes deposited into the Cargo Van/Pick-Up Truck Purchase Account shall be paid to USF and used by USF, in accordance with the terms of the RTAC Sale and Contribution Agreement, to fund the acquisition of the Cargo Vans and Pick-Up Trucks set forth on Schedule 2.7(a), each of which Cargo Vans and Pick-Up Trucks shall be contributed by USF on the Series 2007-1 Closing Date to either Cargo Van SPV or Pick-Up Truck SPV, as applicable.

(b)  On each Payment Date, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to, and the Trustee shall, deposit any amounts paid by any Permitted Note Issuance SPV pursuant to a Permitted Note Issuance SPV Limited Guarantee in respect of the Series 2007-1 Notes in the Cargo Van/Pick-Up Truck Collection Account and treat such amounts as part of Available Funds for such Payment Date.

Section 2.8   Cargo Van/Pick-Up Truck Purchase Account. (a) On the Series 2007-1 Closing Date, the Initial Cash Collateral Amount will be deposited into the Cargo Van/Pick-Up Truck Purchase Account pursuant to Section 2.7(a). On each Funding Date in any Monthly Period, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Cargo Van/Pick-Up Truck Purchase Account an amount with respect to each Cargo Van or Pick-Up Truck being funded by a Cargo Van/Pick-Up Truck SPV on such Funding Date equal to the product of (x) the Advance Rate for such Cargo Van or Pick-Up Truck as of the immediately preceding Determination Date and (y) the Assumed Asset Value of such Cargo Van or Pick-Up Truck as of the Determination Date in such Monthly Period (or, if the In-Service Date for such Cargo Van or Pick-Up Truck was in such Monthly Period, the Capitalized Cost of such Cargo Van or Pick-Up Truck), and shall pay such amount upon the order of such Cargo Van/Pick-Up Truck SPVs upon satisfaction of the conditions set forth in Section 2.8(b) with respect to such withdrawal.

(b)  Amounts may be withdrawn from the Cargo Van/Pick-Up Truck Purchase Account to finance the acquisition by one or more Cargo Van/Pick-Up Truck SPVs of one or more Cargo Vans or Pick-Up Trucks only upon the satisfaction of each of the following conditions precedent on or prior to the related Funding Date:

(i)  each of the representations and warranties made by each Issuer pursuant to Article 7 of the Base Indenture shall be true and correct as of the related Funding Date with the same effect as if then made;

(ii)  the Administrator shall have delivered to the Trustee at least one Business Day prior to such Funding Date (with a copy to the Surety Provider) a schedule of the Cargo Vans and Pick-Up Trucks acquired by such Cargo Van/Pick-Up Truck SPVs with the funds being withdrawn on such Funding Date;

(iii)  no Rapid Amortization Event shall have occurred and be continuing on such Funding Date, no Potential Rapid Amortization Event shall exist on such Funding Date, and no Rapid Amortization Event or Potential Rapid Amortization Event shall occur as a result of such withdrawal and the purchase of such Cargo Van or Pick-Up Truck;

(iv)  each Cargo Van or Pick-Up Truck acquired with funds released on such Funding Date, upon its acquisition by a Cargo Van/Pick-Up Truck SPV, shall be an Eligible Truck; and

(v)  the Administrator shall have delivered to the Trustee (with a copy to the Surety Provider) an Officer’s Certificate of each Issuer confirming the satisfaction of the conditions specified in this Section 2.8(b).

(c)  On any Payment Date occurring after the end of the Pre-Funding Period and during the Series 2007-1 Revolving Period on which the Cash Collateral Amount (after giving effect to all deposits in, and withdrawals from, the Cargo Van/Pick-Up Truck Purchase Account on such Payment Date other than any withdrawal therefrom pursuant to this Section 2.8(c)) exceeds the Maximum Cash Collateral Amount, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw an amount equal to such excess (the “Partial Amortization Amount”) and deposit such amount in the Payment Account to be applied to pay the principal of the Series 2007-1 Notes pursuant to Section 2.12.

(d)  On the Payment Date on which the Series 2007-1 Revolving Period ends (or, if the Series 2007-1 Revolving Period does not end on a Payment Date, on the first Payment Date following the end of the Series 2007-1 Revolving Period), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, (i) withdraw from the Cargo Van/Pick-Up Truck Purchase Account on such Payment Date an amount equal to the lesser of (x) the amount in the Cargo/Van Pick-Up Truck Purchase Account on such Payment Date and (y) the Aggregate Note Balance as of such Payment Date (after giving effect to any principal payments to be made on such Payment Date, including pursuant to Sections 2.2(e) and 2.4(e)) and deposit such amount in the Payment Account to be applied to pay the principal of the Series 2007-1 Notes pursuant to Section 2.12 and (ii) deposit any remaining amount in the Cargo Van/Pick-Up Truck Purchase Account, after the application of clause (i), into the Cargo Van/Pick-Up Truck Collection Account. For the avoidance of doubt, no prepayment premium will be payable with respect to principal amounts paid pursuant to this Section 2.8(d).

Section 2.9   Withdrawals from the Interest Reserve Account; Demands on the Surety Bond; and Interest Shortfall Amount

. (a) Withdrawals from the Interest Reserve Account to Cover Deficiency. If the Administrator determines on or after any Determination Date that the Required Payment on the Related Payment Date exceeds Available Funds for such Payment Date (any such excess, a “Deficiency”), the Administrator shall notify the Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date, and the Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Payment Date, withdraw from the Interest Reserve Account and deposit in the Cargo Van/Pick-Up Truck Collection Account an amount equal to the lesser of (x) such Deficiency and (y) the Available Interest Reserve Account Amount as of such Payment Date.

(b)  Withdrawals from the Interest Reserve Account On the Series 2007-1 Legal Final Maturity Date. If the Administrator determines on or after the Determination Date immediately preceding the Series 2007-1 Legal Final Maturity Date that the amount of Available Funds for the Series 2007-1 Legal Final Maturity Date available on the Series 2007-1 Legal Final Maturity Date to pay the Aggregate Note Balance is less than the Aggregate Note Balance, the Administrator shall notify the Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding the Series 2007-1 Legal Final Maturity Date, and the Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on the Series 2007-1 Legal Final Maturity Date, withdraw from the Interest Reserve Account and deposit in the Cargo Van/Pick-Up Truck Collection Account an amount equal to the lesser of (x) such insufficiency and (y) the Available Interest Reserve Account Amount as of the Series 2007-1 Legal Final Maturity Date (after giving effect to any withdrawal therefrom pursuant to Section 2.9(a) on the Series 2007-1 Legal Final Maturity Date).

(c)  Demands on the Surety Bond to Cover Deficiency. If the Administrator determines on or after any Determination Date that the amount of Total Available Funds for the Related Payment Date available on such Payment Date to pay Series 2007-1 Monthly Interest for such Payment Date is less than the Series 2007-1 Adjusted Monthly Interest for such Payment Date, the Administrator shall notify the Trustee in writing thereof at or before 10:00 a.m., New York City time, on the third Business Day preceding such Payment Date, and the Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on the second Business Day preceding such Payment Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Payment Account to be applied solely for the payment of such Series 2007-1 Monthly Interest for such Payment Date.

(d)  Demands on the Surety Bond on the Series 2007-1 Legal Final Maturity Date. If the Administrator determines on or after the Determination Date immediately preceding the Series 2007-1 Legal Final Maturity Date that the amount of Total Available Funds for the

Series 2007-1 Legal Final Maturity Date available to pay the Aggregate Note Balance is less than the Outstanding Principal Amount, the Administrator shall notify the Trustee in writing thereof at or before 10:00 a.m., New York City time, on the third Business Day preceding the Series 2007-1 Legal Final Maturity Date, and the Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on the second Business Day preceding the Series 2007-1 Legal Final Maturity Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Payment Account to be applied solely for the payment of the Outstanding Principal Amount.

(e)  Interest Shortfall Amount; Contingent Additional Interest Shortfall Amount. If the Administrator determines on or after any Determination Date that the amount of Total Available Funds for the Related Payment Date available on such Payment Date to pay Series 2007-1 Monthly Interest for such Payment Date is less than Series 2007-1 Adjusted Monthly Interest for such Payment Date and the proceeds of any draws on the Surety Bond pursuant to Section 2.9(c) will be insufficient to cover such deficiency (any such insufficiency, an “Interest Shortfall Amount”), payments of interest to the Series 2007-1 Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Series 2007-1 Noteholder, by the Interest Shortfall Amount, and an additional amount of interest (“Additional Interest”) shall accrue on the Interest Shortfall Amount for each Interest Period at the Series 2007-1 Note Rate. If the Administrator determines that the amount of Total Available Funds for any Payment Date occurring after the Series 2007-1 Anticipated Repayment Date available on such Payment Date to pay Series 2007-1 Monthly Contingent Additional Interest for such Payment Date pursuant to clause (2) of paragraph (xiv) of Section 2.10 is less than Series 2007-1 Monthly Contingent Additional Interest for such Payment Date (any such insufficiency, a “Contingent Additional Interest Shortfall Amount”), payments to the Series 2007-1 Noteholders pursuant to clause (2) of paragraph (xiv) of Section 2.10 will be reduced on a pro rata basis by the Contingent Additional Interest Shortfall Amount.

Section 2.10   Monthly Application of Total Available Funds. On each Payment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to Series 2007-1 Notes, the Trustee shall apply an amount equal to the Total Available Funds for such Payment Date on deposit in the Cargo Van/Pick-Up Truck Collection Account on or prior to such Payment Date in the following order of priority:

(i)  to the Fleet Manager, an amount equal to the Monthly Advance Reimbursement Amount for such Payment Date (or, if the Fleet Manager has deferred payment of any or all of the Monthly Advance Reimbursement Amount for such Payment Date pursuant to Section 3.6(b) of the SPV Fleet Owner Agreement, an amount equal to the portion, if any, of the Monthly Advance Reimbursement Amount for such Payment Date for which payment has not been so deferred);

(ii)  to (x) the Administrator, an amount equal to the Monthly Administration Fee for the immediately preceding Determination Date and (y) the Nominee Titleholder, an amount equal to the Monthly Nominee Titleholder Fee for the immediately preceding Determination Date;

(iii)  to the Trustee, an amount equal to the Trustee Fee for such Payment Date plus an amount equal to the Capped Trustee’s Expenses as of such Payment Date;

(iv)  to the Payment Account, an amount equal to the Series 2007-1 Monthly Interest for such Payment Date plus the amount of any unpaid Interest Shortfall Amount as of the preceding Payment Date, together with any Additional Interest on such Interest Shortfall Amount (such amount, the “Monthly Interest Payment”);

(v)  to the Surety Provider, an amount equal to the Surety Provider Fee for the related Interest Period;

(vi)  to the Surety Provider, any indemnities payable to the Surety Provider on such Payment Date pursuant to the Insurance Agreement; provided, however, that the sum of all the amounts paid under this paragraph (vi) since the Series 2007-1 Closing Date shall not exceed $500,000 in the aggregate;

(vii)  to the Surety Provider, any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, in excess of the amount payable to the Surety Provider pursuant to paragraph (vi) above on such Payment Date;

(viii)  to the Interest Reserve Account, an amount equal to the lesser of (1) the Cumulative Interest Reserve Account Withdrawal Amount as of such Payment Date and (2) the excess of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount on such Payment Date;

(ix)  on any Payment Date prior to the occurrence of a Rapid Amortization Event, to the Cargo Van/Pick-Up Truck Purchase Account, an amount equal to the Targeted Principal Deposit for such Payment Date;

(x)  to the Interest Reserve Account, an amount equal to the excess of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount on such Payment Date, after giving effect to any amounts deposited pursuant to paragraph (viii) above;

(xi)  (1) prior to the occurrence of a Rapid Amortization Event, on each Payment Date following the occurrence and during the continuance of a DSCR Deficiency Event, to the DSCR Deficiency Account, an amount equal to 50% of the remaining Total Available Funds for such Payment Date after application thereof pursuant to paragraphs (i) through (x) above and (2) on any Payment Date after the occurrence and during the continuance of a Rapid Amortization Event, to the Payment Account, an amount equal to the lesser of (x) the Aggregate Note Balance on such Payment Date and (y) the remaining Total Available Funds for such Payment Date after application thereof pursuant to paragraphs (i) through (viii) and (x) above;

(xii)  to the Surety Provider, an amount equal to the excess of (x) the amount of any indemnities payable to the Surety Provider on such Payment Date pursuant to the

      Insurance Agreement over (y) the amount paid to the Surety Provider pursuant to paragraph (vi) above on such Payment Date;

(xiii)  on each Residual Loss Cash Trap Payment Date prior to the occurrence and continuation of a Rapid Amortization Event, to the Residual Loss Cash Trap Account, an amount equal to the Residual Loss Cash Trap Amount as of such Payment Date;

(xiv)  (1) on each Payment Date during the Series 2007-1 Revolving Period, to the Payment Account, an amount equal to the Partial Amortization Amount Premium, if any, with respect to any Partial Amortization Amount on such Payment Date, and (2) on each Payment Date after the Series 2007-1 Anticipated Repayment Date, to the Payment Account, an amount equal to the Series 2007-1 Contingent Additional Monthly Interest for such Payment Date plus the amount of any unpaid Contingent Additional Interest Shortfall Amount as of the preceding Payment Date (such amount, the “Monthly Contingent Additional Interest Payment”);

(xv)  to the Trustee, an amount equal to the excess of (x) the fees, expenses and indemnities (other than the Trustee Fee) owing to the Trustee under the Indenture on such Payment Date over (y) the Capped Trustee’s Expenses as of such Payment Date;

(xvi)  to any Permitted Note Issuance Trustee, any amounts owing by any Cargo Van/Pick-Up Truck SPV to such Permitted Note Issuance Trustee under any Cargo Van/Pick-Up Truck SPV Permitted Note Limited Guarantee to which such Cargo Van/Pick-Up Truck SPV is a party; and

(xvii)  at the direction of the Issuers, an amount equal to the remaining Total Available Funds for such Payment Date.

Section 2.11   Payment of Monthly Interest Payment, Monthly Contingent Additional Interest Payment and Premium. (a) On each Payment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to the Series 2007-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute pro rata to each Series 2007-1 Noteholder, from the Payment Account (i) the Monthly Interest Payment to the extent of the amount deposited in the Payment Account for the payment of interest pursuant to Section 2.9(c) and Section 2.10(iv) and (ii) the Monthly Contingent Additional Interest Payment to the extent of the amount deposited in the Payment Account pursuant to clause (2) of Section 2.10(xiv).

(b) On each Prepayment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to the Series 2007-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute pro rata to each Series 2007-1 Noteholder, from the Payment Account the Partial Amortization Amount Premium to the extent of the amount, if any, deposited in the Payment Account pursuant to clause (1) of paragraph (xiv) of Section 2.10 or the Optional Prepayment Premium to the extent of the amount thereof, if any, deposited in the Payment Account pursuant to Section 5.1.

Section 2.12   Payment of Note Principal. (a) The principal amount of the Series 2007-1 Notes shall be due and payable on the Series 2007-1 Legal Final Maturity Date.

(b)  On each Payment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to Series 2007-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute, pro rata to each Series 2007-1 Noteholder from the Payment Account the amount, if any, deposited therein pursuant to Section 2.2(e), Section 2.4(e), Section 2.8(c), Section 2.8(d), clause (2) of paragraph (xi) of Section 2.10 and Section 5.1 in order to pay the Aggregate Note Balance.

(c)  The Trustee shall notify the Person in whose name a Series 2007-1 Note is registered at the close of business on the Series 2007-1 Record Date preceding the Payment Date on which the Issuers expect that the final installment of principal of and interest on such Series 2007-1 Note will be paid. Such notice shall be made at the expense of the Administrator and shall be mailed within three (3) Business Days of receipt of a Monthly Noteholders’ Statement with respect to the Series 2007-1 Notes indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2007-1 Note and shall specify the place where such Series 2007-1 Note may be presented and surrendered for payment of such installment. Notices in connection with prepayments in full of Series 2007-1 Notes shall be (i) transmitted by facsimile to Series 2007-1 Noteholders holding Global Notes and (ii) sent by registered mail to Series 2007-1 Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2007-1 Note and shall specify the place where such Series 2007-1 Note may be presented and surrendered for payment of such installment.

Section 2.13   Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. (a) The Issuers shall, pursuant to Section 2.5 of the Administration Agreement, request the Administrator to perform each duty required to be performed by the Administrator hereunder, including making each determination required pursuant to Section 2.9. If the Administrator or any Issuer fails to give notice or instructions to make any payment from or deposit into the Cargo Van/Pick-Up Truck Collection Account or any other Series Account required to be given by the Administrator or such Issuer, at the time specified in the Indenture, the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Cargo Van/Pick-Up Truck Collection Account or such other Series Account without such notice or instruction from the Administrator or such Issuer; provided that the Administrator or such Issuer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator or an Issuer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

(b)  The Controlling Party is hereby authorized (but shall not be obligated) to deliver any information or instructions contemplated in this Section 2.13 that are not timely delivered by or on behalf of the Administrator or any Issuer.

Section 2.14   Trustee as Securities Intermediary (a) The Trustee or other Person holding a Series 2007-1 Account shall be the “Securities Intermediary”. If the Securities Intermediary in respect of any Series 2007-1 Account is not the Trustee, the Issuers shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 2.14.

(b)   The Securities Intermediary agrees that:

(i)  The Series 2007-1 Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) of the New York UCC (“Financial Assets”) will be credited;

(ii)  All securities or other property underlying any Financial Assets credited to any Series 2007-1 Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2007-1 Account be registered in the name of any Issuer, payable to the order of any Issuer or specially endorsed to any Issuer;

(iii)  All property delivered to the Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2007-1 Account;

(iv)  Each item of property (whether investment property, security, instrument or cash) credited to a Series 2007-1 Account shall be treated as a Financial Asset;

(v)  If at any time the Securities Intermediary shall receive any entitlement order from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2007-1 Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by any Issuer or the Administrator;

(vi)  The Series 2007-1 Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2007-1 Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(vii)  The Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2007-1 Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with any Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.14(b)(v); and

(viii)  Except for the claims and interest of the Trustee and the Issuers in the Series 2007-1 Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2007-1 Accounts or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2007-1 Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and the Issuers thereof.

The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2007-1 Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2007-1 Accounts. So long as the Trustee is the Securities Intermediary, it shall have the benefit of Section 11.11 of the Base Indenture in such capacity.

ARTICLE III

RAPID AMORTIZATION EVENTS

In addition to the Rapid Amortization Events set forth in Section 10.1 of the Base Indenture, any of the following shall be a Rapid Amortization Event and collectively shall constitute the Rapid Amortization Events set forth in Section 10.1(g) of the Base Indenture (without notice or other action on the part of any Person):

(a)  all principal of and interest on the Series 2007-1 Notes is not paid in full on or before the Series 2007-1 Anticipated Repayment Date;

(b)  the occurrence of a Surety Default; and

(c)  a DSCR Deficiency Event exists as of more than nine (9) consecutive Determination Dates.

A Rapid Amortization Event with respect to the Series 2007-1 Notes described in clause (b) above will not be subject to waiver.

ARTICLE IV

FORM OF SERIES 2007-1 NOTES

Section 4.1   Initial Issuance of Series 2007-1 Notes. The Series 2007-1 Notes are being offered and sold by the Issuers pursuant to a Purchase Agreement, dated May 25, 2007, among the Issuers, UHI, Lehman Brothers Inc. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated. The Series 2007-1 Notes will be resold initially only to (1) qualified institutional buyers (as defined in Rule 144A) (“Qualified Institutional Buyers”) in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (2) in the case of offers outside the United States, to Persons other than U.S. Persons (as defined in Regulation S of the Securities Act (“Regulation S”)) in accordance with Rule 903 of Regulation S.

Section 4.2   Restricted Global Series 2007-1 Notes. The Series 2007-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in book-entry form and represented by one or more permanent Global Notes in fully registered form without interest coupons (each, a “Restricted Global Series 2007-1 Note”), substantially in the form set forth in Exhibit A-1, registered in the name of Cede & Co., as nominee of DTC, duly executed by each Issuer and authenticated by the Trustee in the manner set forth in Section 2.5 of the Base Indenture and deposited with the Trustee, as custodian of DTC. The aggregate initial principal amount of the Restricted Global Series 2007-1 Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the Temporary Global Series 2007-1 Note or the Permanent Global Series 2007-1 Note, as hereinafter provided.

Section 4.3   Temporary Global Series 2007-1 Notes; Permanent Global Series 2007-1 Notes. Series 2007-1 Notes offered and sold on the Series 2007-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Series 2007-1 Note”), substantially in the form set forth in Exhibit A-2, registered in the name of Cede & Co., as nominee of DTC, duly executed by each Issuer and authenticated by the Trustee in the manner set forth in Section 2.5 of the Base Indenture and deposited on behalf of the purchasers of the Series 2007-1 Notes represented thereby with the Trustee, as custodian for DTC, and registered in the name of a nominee of Cede & Co., as nominee of DTC, for the account of Euroclear or Clearstream. After the termination of the Restricted Period, interests in the Temporary Global Series 2007-1 Notes, as to which the Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C, shall be exchanged, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form of Exhibits A-3, as hereinafter provided (the “Permanent Global Series 2007-1 Notes”). To effect such exchange each Issuer shall execute and the Trustee shall authenticate and deliver to the applicable Foreign Clearing Agency, for credit to the respective accounts of the owners of the beneficial interests in the Series 2007-1 Notes, a duly executed and authenticated Permanent Global Series 2007-1 Note, representing the principal amount of interests in the Temporary Global Series 2007-1 Note initially exchanged for interests in the Permanent Global Series 2007-1 Note. The aggregate principal amount of the Temporary Global Series 2007-1 Note and the Permanent Global Series 2007-1 Note may from time to time be increased or decreased by adjustments made on the Temporary Global Series 2007-1 Note or the Permanent Global Series 2007-1 Note, as applicable, or in the records of the Trustee, as custodian for DTC, as hereinafter provided.

Section 4.4   Definitive Notes. No Series 2007-1 Note Owner will receive a Definitive Note representing such Series 2007-1 Note Owner’s interest in the Series 2007-1 Notes other than in accordance with Section 2.16 of the Base Indenture.

Section 4.5   Transfer and Exchange

. (a)  So long as a Series 2007-1 Note remains outstanding and is held by or on behalf of a Clearing Agency or a Foreign Clearing Agency, transfers of such Book-Entry Note, in whole or in part, or interests therein, shall only be made in accordance with this Section 4.5(a).

(i)  Transfers of Book-Entry Notes. Subject to clauses (iii) and (iv) of this Section 4.5(a), transfers of a Book-Entry Note shall be limited to transfers of such Book-Entry Note in whole, but not in part, to nominees of the applicable Clearing Agency or Foreign Clearing Agency or to a successor Clearing Agency or Foreign Clearing Agency or such successor Clearing Agency’s or Foreign Clearing Agency’s nominee.

(ii)  Transfers of Interests in Restricted Global Series 2007-1 Notes. The transfer by an owner of a beneficial interest in a Restricted Global Series 2007-1 Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the same Restricted Global Series 2007-1 Note shall be made upon the deemed representation of the transferee that:

(A)  It is a Qualified Institutional Buyer and is acquiring the Series 2007-1 Notes for its own account or for an account with respect to which it exercises sole investment discretion that is a Qualified Institutional Buyer;

(B)  It is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(C)  It understands that the Series 2007-1 Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Series 2007-1 Notes, such Series 2007-1 Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; and

(D)  It understands that the Series 2007-1 Notes will bear a legend substantially as set forth in Section 4.6(a)(i).

(iii)  Transfer of Interests in Restricted Global Series 2007-1 Note to Temporary Global Series 2007-1 Note Prior to the Exchange Date. If an owner of a beneficial interest in the Restricted Global Series 2007-1 Note wishes at any time to exchange its interest in such Restricted Global Series 2007-1 Note for an interest in the Temporary Global Series 2007-1 Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Global Series 2007-1 Note, such owner may, subject to the rules and procedures of DTC, Euroclear and Clearstream (the “Applicable Procedures”), exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Global Series 2007-1 Note in accordance with the provisions of this Section 4.5(a)(iii). Upon receipt by the Registrar of (1) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Global Series 2007-1 Note in a principal amount equal to that of the beneficial interest in the Restricted Global Series 2007-1 Note to be so exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the applicable Foreign Clearing Agency) to be credited with such increase, and the account of the Clearing Agency Participant to be debited, and (3) a certificate in substantially the form of Exhibit D-1 attached hereto given by the owner of such beneficial interest in the Restricted Global Series 2007-1 Note, the Registrar, if it is not U.S. Bank National Association, shall instruct U.S. Bank National Association, custodian of DTC, to reduce the Restricted Global Series 2007-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2007-1 Note to be so exchanged or transferred and to increase the principal amount of the Temporary Global Series 2007-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2007-1 Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the Clearing Agency Participant of the applicable Foreign Clearing Agency) a beneficial interest in the Temporary Global Series 2007-1 Note equal to the reduction in the principal amount of the Restricted Global Series 2007-1 Note.

(iv)  Transfer of Interests in Restricted Global Series 2007-1 Note to Permanent Global Series 2007-1 Note After the Restricted Period. If, after the Restricted Period, an owner of a beneficial interest in the Restricted Global Series 2007-1 Note wishes at any time to exchange its interest in such Restricted Global Series 2007-1 Note for an interest in the Permanent Global Series 2007-1 Note, or to transfer its interest in such Restricted Global Series 2007-1 Note to a Person who wishes to take delivery thereof in the form of an interest in the Permanent Global Series 2007-1 Note, such owner may, subject to the Applicable Procedures, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Global Series 2007-1 Note in accordance with the provisions of this Section 4.5(a)(iv). Upon receipt by the Registrar of (1) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Global Series 2007-1 Note in a principal amount equal to that of the beneficial interest in the Restricted Global Series 2007-1 Note to be exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the applicable Foreign Clearing Agency) to be credited with, and the account of the Clearing Agency Participant to be debited for, such increase and (3) a certificate in substantially the form of Exhibit D-2 attached hereto given by the owner of such beneficial interest in the Restricted Global Series 2007-1 Note, the Registrar, if it is not U.S. Bank National Association, shall instruct U.S. Bank National Association, as custodian of DTC, to reduce the Restricted Global Series 2007-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2007-1 Note to be so exchanged or transferred and to increase the principal amount of the Permanent Global Series 2007-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2007-1 Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for the Foreign Clearing Agency) a beneficial interest in the Permanent Global Series 2007-1 Note equal to the reduction in the principal amount of the Restricted Global Series 2007-1 Note.

(v)  Transfer of Interests in Temporary Global Series 2007-1 Note or Permanent Global Series 2007-1 Note to Restricted Global Series 2007-1 Note. If an owner of a beneficial interest in the Temporary Global Series 2007-1 Note or the Permanent Global Series 2007-1 Note wishes at any time to exchange its interest in such Temporary Global Series 2007-1 Note or Permanent Global Series 2007-1 Note for an interest in the Restricted Global Series 2007-1 Note, or to transfer its interest in such Temporary Global Series 2007-1 Note or Permanent Global Series 2007-1 Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Series 2007-1 Note, such owner may, subject to the Applicable Procedures, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Series 2007-1 Note in accordance with the provisions of this Section 4.5(a)(v). Upon receipt by the Registrar of (1) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Series 2007-1 Note equal to the beneficial interest in the Temporary Global Series 2007-1 Note or Permanent Global Series 2007-1 Note, as the case may be, to be exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the applicable Foreign Clearing Agency) to be credited with, and the account of the Clearing Agency Participant to be debited for, such increase and (3) with respect to a transfer of a beneficial interest in the Temporary Global Series 2007-1 Note, a certificate substantially in the form of Exhibit D-3 attached hereto given by the owner of such beneficial interest in such Temporary Global Series 2007-1 Note, the Registrar, if it is not U.S. Bank National Association, shall instruct U.S. Bank National Association, as custodian of DTC, to reduce the Temporary Global Series 2007-1 Note or the Permanent Global Series 2007-1 Note, as the case may be, by the aggregate principal amount of the beneficial interest in the Temporary Global Series 2007-1 Note or Permanent Global Series 2007-1 Note to be exchanged or transferred, and to increase the principal amount of the Restricted Global Series 2007-1 Note by the aggregate principal amount of the beneficial interest in the Temporary Global Series 2007-1 Note or Permanent Global Series 2007-1 Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person (which shall be a Clearing Agency Participant) specified in such instructions a beneficial interest in the Restricted Global Series 2007-1 Note equal to the reduction in the principal amount of the Temporary Global Series 2007-1 Note or the Permanent Global Series 2007-1 Note.

(b)  In the event that a Global Note evidencing a Series 2007-1 Note or any portion thereof is exchanged for Definitive Notes, such Series 2007-1 Notes may in turn be exchanged (upon transfer or otherwise) for Definitive Notes or for a beneficial interest in a Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 4.5(a) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in the Series 2007-1 Notes comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any applicable procedures, as may be adopted from time to time by the Issuers and the Registrar.

(c)  Until the termination of the Restricted Period, interests in the Temporary Global Series 2007-1 Notes may be held only through Clearing Agency Participants acting for and on behalf of a Foreign Clearing Agency; provided, that this Section 4.5(c) shall not prohibit any transfer in accordance with Section 4.5(a). After the expiration of the Restricted Period, interests in the Permanent Global Series 2007-1 Notes may be transferred without requiring any certifications.

Section 4.6   Legending of Notes. (a) The Restricted Global Series 2007-1 Note, the Temporary Global Series 2007-1 Note and the Permanent Global Series 2007-1 Note shall bear the following legends to the extent indicated:

(i)  The Restricted Global Series 2007-1 Note and the Permanent Global Series 2007-1 Note shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) TO U-HAUL S FLEET, LLC, 2007 BE-1, LLC OR 2007 BP-1, LLC (THE “ISSUERS’), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUERS, THE TRUSTEE AND THE TRANSFER AGENT, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E),

TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THEM, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.”

(ii)  The Temporary Global Series 2007-1 Note shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF U-HAUL S FLEET, LLC, 2007 BE-1, LLC AND 2007 BP-1, LLC (THE “ISSUERS”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO ANY ISSUER.”

(iii)  Each of the Global Notes evidencing the Series 2007-1 Notes shall bear the following legends:

“THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO ANY ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS

REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.”

(b)  Upon any transfer, exchange or replacement of Series 2007-1 Notes bearing such legend, or if a request is made to remove such legend on a Series 2007-1 Note, the Series 2007-1 Notes so issued shall bear such legend, or such legend shall not be removed, as the case may be, unless there is delivered to the Issuers and the Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Issuers, shall authenticate and deliver a Series 2007-1 Note that does not bear such legend.

ARTICLE V

GENERAL

Section 5.1   Optional Prepayment. The Issuers shall have the option to prepay the Series 2007-1 Notes in whole, or from time to time in part, on any Payment Date during the Series 2007-1 Revolving Period with funds available pursuant to paragraph (xvii) of Section 2.10 or other funds (other than Collections); provided, however, that as a condition precedent to any such optional prepayment, on or prior to any such Prepayment Date the Issuers shall have paid (x) all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due and unpaid as of such Prepayment Date to the Surety Provider and (y) each other Issuer Obligation due and unpaid as of such Prepayment Date to the applicable Person. The Issuers shall give Trustee and the Surety Provider at least ten (10) Business Days’ prior written notice of any Prepayment Date on which the Issuers intend to exercise such option to prepay. The Optional Prepayment Premium with respect to the Optional Prepayment Amount being paid on such Prepayment Date shall be due and payable by the Issuers on such Prepayment Date. Not later than 11:00 a.m., New York City time, on the Business Day immediately preceding such Prepayment Date, the Issuers shall deposit in the Payment Account an amount equal to the Optional Prepayment Amount plus the Optional Prepayment Premium, if any, with respect thereto in immediately available funds. The funds deposited into the Payment Account will be paid by the Trustee to the Series 2007-1 Noteholders on such Prepayment Date pursuant to Section 2.11(b) and Section 2.12(b).

Section 5.2   Optional Prepayment of Permitted Notes. USF hereby agrees that, during the Series 2007-1 Rapid Amortization Period, it shall not, and shall not allow any Permitted Note Issuance SPV to, optionally prepay any Permitted Notes (other than in connection with the disposition of any collateral securing such Permitted Notes in accordance with the applicable Permitted Note Issuance Related Documents) without the prior written consent of the Controlling Party.

Section 5.3   Information. The Issuers hereby agree to provide to the Trustee and the Surety Provider, on each Determination Date, a Monthly Noteholders’ Statement with respect to the Series 2007-1 Notes, substantially in the form of Exhibit E, setting forth as of the last day of the Related Monthly Period and for such Monthly Period the information set forth therein. The Trustee shall make each Monthly Noteholders’ Statement available to the Series 2007-1 Noteholders on or prior to each Payment Date via the Trustee’s internet website at www.usbank.com\abs on a password protected basis, and shall supply such password to each Series 2007-1 Noteholder of record as of the immediately preceding Series 2007-1 Record Date. The Trustee shall be permitted to change the method by which it makes any Monthly Noteholders’ Statement available to Series 2007-1 Noteholders so long as such method is no more burdensome to any Series 2007-1 Noteholder; provided that the Trustee shall provide timely and adequate notification to the Series 2007-1 Noteholders of any such change. Notwithstanding any of the foregoing to the contrary, a copy of each Monthly Noteholders’ Statement will be made available for inspection at the Corporate Trustee Office and, upon receipt of the prior written consent of USF, the Trustee shall supply a paper copy of any Monthly Noteholders’ Statement to any Person that requests it. The Trustee shall provide to the Series 2007-1 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee pursuant to the Related Documents (including pursuant to Section 4.1 of the Base Indenture), as such information relates to the Series 2007-1 Notes or the Series 2007-1 Collateral. In connection with any Preference Amount payable under the Surety Bond, the Trustee shall furnish to the Surety Provider its records evidencing the distributions of principal of and interest on the Series 2007-1 Notes that have been made and subsequently recovered from Series 2007-1 Noteholders and the dates on which such payments were made.

Section 5.4   Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1:	Form of Restricted Global Series 2007-1 Note
Exhibit A-2:	Form of Temporary Global Series 2007-1 Note
Exhibit A-3:	Form of Permanent Global Series 2007-1 Note
Exhibit B:	Form of Clearing System Certificate
Exhibit C:	Form of Certificate of Beneficial Ownership
Exhibit D-1:	Form of Transfer Certificate for Exchange or Transfer from Restricted Global Series 2007-1 Note to Temporary Global Series 2007-1 Note
Exhibit D-2:	Form of Transfer Certificate for Exchange or Transfer from Restricted Global Series 2007-1 Note to Permanent Global Series 2007-1 Note
Exhibit D-3:	Form of Transfer Certificate for Exchange or Transfer from Temporary Global Series 2007-1 Note to Restricted Global Series 2007-1 Note
Exhibit E:	Form of Monthly Noteholders’ Statement

Section 5.5   Ratification of the Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 5.6   Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7   Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.8   Amendments. This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture.

Section 5.9   Discharge of the Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 12.1(b) of the Base Indenture will be effective as to the Series 2007-1 Notes without the consent of the Controlling Party.

Section 5.10   Notice to the Surety Provider and the Rating Agencies. The Trustee shall, promptly upon receipt, provide to the Surety Provider and each Rating Agency a copy of each notice, Opinion of Counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Series Supplement or any other Related Document. Each such Opinion of Counsel shall be addressed to the Surety Provider and each Rating Agency, shall be from counsel reasonably acceptable to the Surety Provider (provided that for purposes of Section 8.11(e) of the Base Indenture, any legal counsel employed by UHI, which may be an employee of UHI, shall be deemed to be reasonably acceptable to the Surety Provider) and shall be in form and substance reasonably acceptable to the Surety Provider. All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to Ambac Assurance Corporation, One State Street Plaza, New York, New York, 10004; Attention: Portfolio Risk Management Group - Commercial ABS; telephone: (212) 668-0340; facsimile: (212) 208-3547.

Section 5.11   Surety Provider Deemed Enhancement Provider and Secured Party. So long as no Surety Default has occurred and is continuing, the Surety Provider shall constitute an “Enhancement Provider” with respect to the Series 2007-1 Notes for all purposes under the Indenture and the other Related Documents. Furthermore, the Surety Provider shall be deemed to be a “Secured Party” under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Series Supplement and the Insurance Agreement shall constitute an “Enhancement Agreement” with respect to the Series 2007-1 Notes for all purposes under the Indenture and the Related Documents. Each Noteholder, by their acceptance of the Series 2007-1 Notes, acknowledges that as partial consideration of the issuance of the Surety Bond and pursuant to the terms of the Indenture, the Surety Provider shall have certain rights hereunder, including as all rights as Controlling Party so long as no Surety Default has occurred and is continuing.

Section 5.12   Third Party Beneficiary. The Surety Provider is an express third-party beneficiary of the Indenture and shall be entitled to enforce the obligations of the parties hereunder.

Section 5.13   Effect of Payments by the Surety Provider. (a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Series 2007-1 Notes that is made with moneys received pursuant to the terms of the Surety Bond shall not be considered payment of the Series 2007-1 Notes by the Issuers. The Trustee acknowledges that, without the need for any further action on the part of the Surety Provider, (i) to the extent the Surety Provider makes payments, directly or indirectly, on account of principal of or interest on the Series 2007-1 Notes to the Trustee for the benefit of the Series 2007-1 Noteholders or to the Series 2007-1 Noteholders (including any Preference Amounts as defined in the Surety Bond), the Surety Provider will be fully subrogated to the rights of such Series 2007-1 Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a Series 2007-1 Noteholder and (ii) the Surety Provider shall be paid principal and interest in its capacity as a Series 2007-1 Noteholder until all such payments by the Surety Provider have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Series 2007-1 Noteholders have received all payments of principal and interest due to them hereunder on the related Payment Date. The foregoing is without prejudice to the separate and independent rights of the Surety Provider to be reimbursed, without duplication, for payments made under the Surety Bond pursuant to the Insurance Agreement. If any Person other than the Trustee asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Issuer Account or in any financial asset credited thereto, the Administrator will promptly notify the Trustee, the Surety Provider and the Issuer thereof.

(b)  Without limiting any rights of the Surety Provider under the Surety Bond or any other Related Document, and without modifying or otherwise affecting any terms or conditions of the Surety Bond, each Series 2007-1 Noteholder agrees (i) with respect to the payment of any Preference Amount (as defined in the Surety Bond) by the Surety Provider to the Trustee, on behalf of the Series 2007-1 Noteholders, under the Surety Bond, to assign irrevocably to the Surety Provider all of its rights and claims relating to or arising under the Insured Obligations against the debtor which made or benefited from the related preference payment or otherwise with respect to the related preference payment and (ii) to appoint the Surety Provider as its agent in any legal proceeding related to such preference payment. In addition, each Series 2007-1 Noteholder hereby grants to the Surety Provider an absolute power of attorney to execute all appropriate instruments related to any items required to be delivered in connection with any preference payment referred to in this Section 5.13(b). In addition, and without limitation of the foregoing, the Surety Provider shall be subrogated to the rights of the Trustee and each such Series 2007-1 Noteholder in the conduct of any such Preference Amount, including all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Amount. Insured Amounts paid by the Surety Provider to the Trustee shall be received by the Trustee, as agent to the Series 2007-1 Noteholders.

(c)  By acceptance of a Series 2007-1 Note, each Series 2007-1 Noteholder agrees to the terms of the Surety Bond, including the method and timing of payment and the Surety Provider’s right of subrogation, and acknowledges that in the event that payments on the Series 2007-1 Notes are accelerated, such accelerated payments will not be covered by the Surety Provider under the Surety Bond, unless the Surety Provider elects to make such accelerated payments in accordance with and subject to the terms of the Surety Bond.

(d)  Nothing in this Section 5.13 or in any other Section hereof shall, or is intended to, modify any of the terms, provisions or conditions of the Surety Bond.

Section 5.14   Subrogation. In furtherance of and not in limitation of the Surety Provider’s equitable right of subrogation, each of the Trustee, as agent for the Series 2007-1 Noteholders, and each Issuer acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 2007-1 Notes, including any Preference Amount, as defined in the Surety Bond, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 2007-1 Noteholders under the Indenture. Each Issuer and the Trustee agree to such subrogation and, further, agree to take such actions as the Surety Provider may reasonably request in writing to evidence such subrogation.

Section 5.15   Prior Notice by Trustee to the Surety Provider. Subject to Section 11.1 of the Base Indenture, except for any period during which a Surety Default is continuing, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of an Event of Default until after the Trustee has given prior written notice thereof to the Surety Provider and obtained the direction of the Surety Provider.

Section 5.16   Termination of Series Supplement. This Series Supplement shall cease to be of further effect when all outstanding Series 2007-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2007-1 Notes which have been replaced or paid) to the Trustee for cancellation, the Issuers have paid all sums payable hereunder, and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under the Insurance Agreement or any other Related Document.

Section 5.17   Entire Agreement. This Series Supplement, together with the Base Indenture and all exhibits, annexes and schedules hereto and thereto, contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all previous oral statements and writings with respect thereto.

IN WITNESS WHEREOF, each Issuer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

U-HAUL S FLEET, LLC,
as Issuer

By:
Name:
Title:

2007 BE-1, LLC,
as Issuer

By:
Name:
Title:

2007 BP-1, LLC,
as Issuer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title: